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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 18, 2003
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                       HUTCHINSON TECHNOLOGY INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       MINNESOTA                     0-14709                     41-0901840
------------------------     ------------------------        -------------------
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)




        40 WEST HIGHLAND PARK
        HUTCHINSON, MINNESOTA                          55350
----------------------------------------            ----------
(Address of Principal Executive Offices)            (Zip Code)


                                 (320) 587-3797
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS.

         On February 18, 2003, Hutchinson Technology Incorporated issued a press release to announce that it intends to offer $130 million aggregate principal amount of Convertible Subordinated Notes due 2010 (the "Notes"), to be offered pursuant to Rule 144A under the Securities Act of 1933, as amended, and Regulation S thereunder. Other information relating to the Notes is contained in the press release, a copy of which is attached as Exhibit 99 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits
                  --------

                     99        Press Release dated February 18, 2003.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 18, 2003                    HUTCHINSON TECHNOLOGY INCORPORATED



                                            By  /s/ Wayne M. Fortun
                                                --------------------------------
                                                Wayne M. Fortun
                                                Chief Executive Officer






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                                  EXHIBIT INDEX

No.             Description                                                                    Manner of Filing
---             -----------                                                                    ----------------
99              Press Release dated February 18, 2003........................................  Filed Electronically